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EXHIBIT 10.88

                                ANDRX CORPORATION
                      RESTRICTED STOCK UNIT AWARD AGREEMENT

      This Restricted Stock Unit Award Agreement ("Agreement") is entered into as of ________ between Andrx Corporation, a Delaware corporation (including any of its subsidiaries or affiliates, the "Company") and __________ ("Employee"), pursuant to the Company's 1993 Stock Incentive Plan, as amended (the "1993 Plan").

      1. Award of Deferrable Restricted Stock Units. The Company hereby awards to the Employee as of the date first written above ("Date of Grant"), an award of 35,000 deferrable restricted stock units (each an "RSU"), with each RSU representing the right to acquire one share of Andrx Corporation - Andrx Group Common Stock, par value $.001 ("Common Stock"), subject to the conditions, restrictions and limitations set forth below (the "RSU Award"). The Employee hereby acknowledges and accepts such grant and agrees to acquire the RSU Award and the shares of Common Stock covered thereby upon such terms and subject to such conditions, restrictions and limitations as provided herein.

      2.    Vesting.

            (a) Subject to Sections 2(b) and 3, Employee shall become vested in 25% of the RSUs covered by the RSU Award on each of the 3rd, 4th, 5th and 6th anniversaries of the Date of Grant, thereby causing such RSU to become "Vested RSUs".

            (b) Notwithstanding Sections 2(a) and 3, Employee shall become vested in any or all RSUs covered by the RSU Award as of such earlier date or dates as may be expressly determined by the Company's Board of Directors or its Compensation Committee (in either case, the "Compensation Committee"), in its sole discretion.

      3.    Effect of Certain Events Upon Vesting.

            (a) If Employee's employment with the Company is terminated by the Company prior to all RSUs becoming Vested RSUs pursuant to Section 2 above, and Cause (as hereinafter defined) exists, then (i) all RSUs which have not previously been exercised (including Vested RSUs) shall immediately be forfeited, without any payment of consideration by the Company to the Employee, unless expressly determined otherwise by the Compensation Committee in its sole discretion, and (ii) to the extent the Employee derived any benefit from the sale, transfer, receipt or otherwise of any Vested RSUs within the twelve month period prior to the occurrence of Cause, unless expressly determined otherwise by the Compensation Committee in its sole discretion, the Employee shall be liable to the Company for an amount equal to the amount realized (or the payment received) by Employee as a result thereof, net of any income taxes actually paid by Employee with respect thereto. Such damages amount is in addition to, and not in lieu of, any other remedy or recourse to which Andrx may be entitled.

            (b) "Cause" shall mean (i) Employee's conviction of, or plea of nolo contendere to, a felony involving a crime of moral turpitude; (ii) Employee's having been found guilty by a court of competent jurisdiction, of commission of any willful or fraudulent
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act that is adverse to the interests of Company, or (iii) Employee's breach, either prior to the termination of employment or thereafter, of this agreement or the Confidentiality and Non-Competition Agreement attached hereto as EXHIBIT A (which is incorporated herein by reference).

            (c) If Employee's employment with the Company is terminated by the Company or is terminated because of death or a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Compensation Committee after November 30, 2003, but prior to all RSUs becoming Vested RSUs pursuant to Section 2 above, as a result of any reason other than set forth in Section 3(a), then upon execution of the release attached hereto as EXHIBIT B (which is incorporated herein by reference), then Employee shall immediately become vested in such portion of the RSUs (including previously Vested RSUs) that is equal to the product of the number of RSUs covered by this Agreement, multiplied by a fraction, the numerator of which is the number of complete months from December 1, 2002 to the date of termination of Employee's employment, and the denominator of which is 72.

            (d) Upon a Change of Control (as hereinafter defined) and if in the good faith determination of the Employee, there shall be a change in the Employee's status or responsibilities (including reporting responsibilities) which does not represent a promotion or if the Employee shall be assigned duties which are inconsistent with Employee's current duties at the time of the Change of Control, or if the Employee is required to regularly work in a location which is 25 or more miles from the locale at which the Employee's work is now located, any unvested RSUs shall immediately vest and become Vested RSUs. As used herein, a "Change in Control" shall be deemed to have occurred if (i) any person (including any individual, firm, partnership or other entity) together with all Affiliates and Associates (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") of such person, but excluding (A) a trustee or other fiduciary holding securities under an Employee benefit plan of Company or any subsidiary of Company, (B) a corporation owned, directly or indirectly, by the stockholders of Company in substantially the proportions as their ownership of Company, (C) Company or any subsidiary of Company, or (D) Employee, together with all Affiliates and Associates of Employee, is or becomes the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of Company representing 40% of more of the combined voting power of Company's then outstanding securities, such person being hereinafter referred to as an Acquiring Person; (ii) individuals who, on the date hereof, are Continuing Directors (as hereinafter defined) shall cease for any reason to constitute a majority of the Company's Board of Directors ("Board"); or (iii) the stockholders of Company approve a merger of consolidation of Company with any other corporation, other than a merger of consolidation that would result in the voting securities of Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders or Company approve a plan of complete liquidation of Company or an agreement for the sale or disposition by Company of all or substantially all of Company's assets. As used herein, "Continuing Director" shall mean (1) any member of the Board, while such person is a member of the Board, who was a member of the Board prior to the date of this Agreement, or (2) any person


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who subsequently becomes a member of the Board, while such person is a member of the Board (excluding an Acquiring Person or a representative of any Acquiring Person), if such person's nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors.

      4.    Delivery of Shares.

            (a) As soon as practicable following an RSU becoming a Vested RSU, the Company shall deliver to the Employee one share of Common Stock for each Vested RSU, subject to the deferral procedures described in Section 4(b).

            (b) Subject to the approval of the Compensation Committee, the Employee may defer receipt of any share of Common Stock by delivering a written election of such deferral to the Compensation Committee by the date six months prior to the applicable vesting date or, if earlier, the December 31 immediately prior to the applicable vesting date; provided, however, that in the sole discretion of the Compensation Committee, and based on the opinion of any of the Company's tax advisors, the election to defer may be required to be made at a different time or may be disallowed in its entirety. Such written deferral election must require delivery of the shares upon termination of the Employee's employment with the Company for any reason and may require delivery upon a specific date if such date were to occur prior to such termination.

            (c) In order to mitigate any loss of deduction under Section 162(m) of the Internal Revenue Code, the Company may elect to defer the Employee's receipt of the shares of Common Stock upon the vesting of any RSUs to no later than the date 10 days after the Employee's employment with the Company terminates for any reason, so long as the Employee agrees to such deferral, with such agreement not to be unreasonably withheld. The Employee is not obligated to incur any economic loss to effect such mitigation.

      5. Restrictions on Transfer. The RSU Award granted hereunder to the Employee may not be sold, assigned, transferred, pledged or otherwise encumbered, whether voluntarily or involuntarily, by operation of law or otherwise; provided, however, that the RSU Award and/or any Vested RSUs shall be transferable by the Employee, in whole or in part, to members of his immediate family, to trusts or partnerships formed exclusively for the benefit of the Employee and/or members of his immediate family, or pursuant to a domestic relations order in settlement of marital property rights. Except as permitted by the foregoing, no right or benefit under this Agreement shall be subject to transfer, anticipation, alienation, sale, assignment, pledge, encumbrance or charge, whether voluntary, involuntary, by operation of law or otherwise, and any attempt to transfer, anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. Any assignment in violation of this Section 5 shall be void.

      6. Withholding Tax Requirements. For purposes of tax withholding, the Company shall withhold shares of Common Stock at the time Common Stock is delivered (or otherwise becomes taxable) to the Employee, and shall pay only the statutory minimum withholding amounts to the applicable tax authorities in accordance therewith.

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      7.    Sale and Issuance of Common Stock. The Employee agrees that he/she shall not sell any Common Stock delivered to him/her pursuant to this Agreement and that the Company shall not be obligated to deliver any shares of Common Stock if counsel to the Company reasonably determines that such sale or delivery would violate any applicable law or any rule or regulation of any governmental authority or any rule or regulation of, or agreement of the Company with, any securities exchange or association upon which the Common Stock is listed or quoted. The Company shall be obligated to take all reasonable action in order to cause the delivery of shares of Common Stock to comply with any such law, rule, regulation or agreement.

      8. Limitation of Rights. Nothing contained in this Agreement, and no action of the Company with respect hereto, shall confer or be construed to confer on the Employee any right to continue in the employment or service of the Company, or affect the right of the Company to terminate the employment or service of the Employee at any time for any reason.

      9. No Interest in Company Assets. The Employee shall not have any interest in any fund or specific asset of the Company by reason of this RSU Award.

      10. No Rights as a Stockholder Prior to Delivery. The Employee shall not have any right, title or interest in, or be entitled to vote or receive distributions in respect of, or otherwise be considered the owner of, any of the shares of Common Stock covered by the RSU Award, except to the extent that such shares are Vested RSUs, whether or not delivered to the Employee.

      11. Adjustment. The RSU Award shall be subject to adjustment (including, without limitation, as to the number of shares of Common Stock covered by the RSU Award) in the reasonable discretion of the Compensation Committee in such manner as the Compensation Committee may deem equitable and appropriate if there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split, combination or exchange of shares (other than any such exchange or issuance of shares through which shares are issued to effect an acquisition of another business or entity or the Company's purchase of shares to exercise a "call" purchase option). Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into or exchangeable for shares of its capital stock of any class, either in connection with a direct or unwritten sale or upon the exercise of rights or warrants to subscribe therefore or purchase such shares, or upon conversion of obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to this RSU Award.

      12. Miscellaneous Provisions. For purposes of this Agreement, the following miscellaneous provisions shall be applicable:

            (a) Company Disclosure. The Employee acknowledges and agrees that the Company, its stockholders and/or its directors and officers have no duty or obligation to disclose to the Employee any material information regarding the business of the Company or affecting the value of Common Stock at any time while the Employee is employed by the Company or any of its subsidiaries and at any time following the termination of the Employee's employment with the Company or any of its subsidiaries, including without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

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            (b)   Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Employee, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Employee may not assign any rights or obligations under this Agreement, except to the extent and in the manner expressly permitted herein.

            (c) Notices. Any notice under this Agreement to the Company or to the Employee shall be addressed as follows:

            If to the Company:

            4955 Orange Drive
            Davie, FL 33314
            Attention: General Counsel

            If to Employee:

            At the address listed on the signature page

            (d) Severability. If any provision of this Agreement for any reason should be found by any court of competent jurisdiction to be invalid, illegal or unenforceable, in whole or in part, such declaration shall not affect the validity, legality or enforceability of any remaining provision or portion thereof, which remaining provision or portion thereof shall remain in full force and effect as if this Agreement had been adopted with the invalid, illegal or unenforceable provision or portion thereof eliminated.

            (e) 1993 Stock Incentive Plan. This Agreement is entered into pursuant to the 1993 Plan, a copy of which has been provided to Employee. Employee acknowledges that Employee has received and reviewed the 1993 Plan. Unless specifically set forth in this Agreement to the contrary, this Agreement shall remain subject to all the provisions of the 1993 Plan, and in the event there are any inconsistencies by and among this Agreement and the 1993 Plan, the Employee and/or the Company shall first be bound by the terms of this Agreement, then the 1993 Plan.

            (f) Amendment. The Company may amend or modify this Agreement at any time by mutual agreement between the Company and Employee (or such other persons as may then have an interest therein). In addition, by mutual agreement between the Company and Employee (or such other persons as may then have an interest therein), Employee may be granted an award in substitution and exchange for, and in cancellation of, the RSU Award under any other present or future plan of the Company or any present or future plan of an entity which (i) is purchased by the Company, (ii) purchases the Company, or (iii) merges into or with the Company; provided, however, that such substitution, exchange and/or cancellation does not increase the accounting charge-to-earnings originally expensed by the Company with respect to the RSU Award.

            (g) Headings. The headings, captions and arrangements utilized in this Agreement shall not be construed to limit or modify the terms or meaning of this Agreement.

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            (h)   Arbitration. Any disputes arising out of or in connection with this Agreement or any of its provisions, including but not limited to the alleged breach of the provisions of this Agreement, shall be submitted to and determined by arbitration conducted in accordance with the Rules of the American Arbitration Association. The award rendered by the Arbitrator may be entered as a judgment (with full binding, force and effect) in any court having jurisdiction thereof. This Agreement shall constitute a written agreement to submit any such dispute or controversy to arbitration within the meaning of the Florida Arbitration Code and shall confer jurisdiction on the Courts of the State of Florida to enforce such agreement to arbitrate and to enter judgment on an award in accordance with said Florida Arbitration Code.

            (i) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida. Any arbitration, lawsuits or other proceedings related to this Agreement or the transactions herein described shall be commenced and held in Dade or Broward County, Florida.

            (j) Determinations by Compensation Committee. All references in this Agreement to determinations to be made by the Compensation Committee shall be deemed to include determinations by any person or persons to whom the Compensation Committee may delegate such authority in accordance with the rules adopted thereby.

            (k) Validity of Agreement. This Agreement shall be valid and binding only if and when it has been duly executed by an officer of the Company (which may be in facsimile signature) and by Employee.

            (l) IN WITNESS WHEREOF, this Restricted Stock Unit Award Agreement has been executed as of the date first written above.

EMPLOYEE:                               ANDRX CORPORATION

By:                                     By:
   ------------------------------             ----------------------------------
Name:                                   Richard J. Lane, Chief Executive Officer
     ----------------------------

Employee Address:


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EXHIBIT A

                                ANDRX CORPORATION
                  CONFIDENTIALITY AND NON-COMPETITION AGREEMENT


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EXHIBIT B

                                 FORM OF RELEASE



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